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                                                                   Exhibit 99(a)


                                   SCHEDULE I

      The following documents relating to one Boeing 757-223 aircraft bearing United States registration number N604AA (hereinafter referred to as "N604AA") have been provided in this filing: (a) Participation Agreement, dated as of September 24, 2002, among American Airlines, Inc. ("American"), State Street Bank and Trust Company of Connecticut, National Association, as trustee under each of the Pass Through Trust Agreements (the "Pass Through Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as subordination agent (the "Subordination Agent"), as loan trustee (the "Loan Trustee"), and in its individual capacity as set forth therein ("State Street");
(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee; and (c) Form of Series 2002-1 Equipment Notes.

      The corresponding documents listed below are substantially identical in all material respects to the documents relating to N604AA, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (e.g., N605AA, N606AA, N680AN, etc.), the appropriate model of each aircraft (i.e., 757-223, 767-323, 777-223) and the appropriate manufacturer's serial number of each aircraft; (2) the description and original principal amounts of the equipment notes set forth on Schedule II to each Participation Agreement and Schedule I to each Indenture and Security Agreement differ; (3) the dollar amount set forth in Exhibit C to each Indenture and Security Agreement differs according to the model of each aircraft, (4) conforming changes have been made to reflect the appropriate engines relating to each aircraft (i.e., Rolls-Royce RB211-535E4B-47, Rolls-Royce RB211-535E4B, General Electric CF6-80C2B6, Rolls-Royce RB211-TRENT-892-17); (5) the definitions of "FAA Bill of Sale" and "Warranty Bill of Sale" set forth in Annex A to each Participation Agreement and Indenture and Security Agreement differ; and (6) the definitions of "Purchase Agreement" and "Warranty Rights" set forth in Schedule I to each Participation Agreement differ.

(1)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N605AA ("N605AA").

(1)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N605AA.

(1)(c)            Form of Series 2002-1 Equipment Notes relating to N605AA.

(2)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State
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                  Street, relating to one Boeing 757-223 aircraft bearing United
                  States registration number N606AA ("N606AA").

(2)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N606AA.

(2)(c)            Form of Series 2002-1 Equipment Notes relating to N606AA.

(3)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N680AN ("N680AN").

(3)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N680AN.

(3)(c)            Form of Series 2002-1 Equipment Notes relating to N680AN.

(4)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N176AA ("N176AA").

(4)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N176AA.

(4)(c)            Form of Series 2002-1 Equipment Notes relating to N176AA.

(5)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N177AN ("N177AN").

(5)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N177AN.

(5)(c)            Form of Series 2002-1 Equipment Notes relating to N177AN.

(6)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N173AN ("N173AN").
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(6)(b)            Indenture and Security Agreement, dated as of September 24,
                  2002, between American and the Loan Trustee, relating to N173AN.

(6)(c)            Form of Series 2002-1 Equipment Notes relating to N173AN.

(7)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N172AJ ("N172AJ").

(7)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N172AJ.

(7)(c)            Form of Series 2002-1 Equipment Notes relating to N172AJ.

(8)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N608AA ("N608AA").

(8)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N608AA.

(8)(c)            Form of Series 2002-1 Equipment Notes relating to N608AA.

(9)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 757-223 aircraft bearing United States registration number N609AA ("N609AA").

(9)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N609AA.

(9)(c)            Form of Series 2002-1 Equipment Notes relating to N609AA.

(10)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 767-323 aircraft bearing United States registration number N389AA ("N389AA").

(10)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N389AA.

(10)(c)           Form of Series 2002-1 Equipment Notes relating to N389AA.
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(11)(a)           Participation Agreement, dated as of September 24, 2002, among
                  American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 767-323 aircraft bearing United States registration number N390AA ("N390AA").

(11)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N390AA.

(11)(c)           Form of Series 2002-1 Equipment Notes relating to N390AA.

(12)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 767-323 aircraft bearing United States registration number N391AA ("N391AA").

(12)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N391AA.

(12)(c)           Form of Series 2002-1 Equipment Notes relating to N391AA.

(13)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 767-323 aircraft bearing United States registration number N392AN ("N392AN").

(13)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N392AN.

(13)(c)           Form of Series 2002-1 Equipment Notes relating to N392AN.

(14)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 767-323 aircraft bearing United States registration number N393AN ("N393AN").

(14)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N393AN.

(14)(c)           Form of Series 2002-1 Equipment Notes relating to N393AN.

(15)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 767-323 aircraft bearing United States registration number N395AN ("N395AN").
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(15)(b)           Indenture and Security Agreement, dated as of September 24,
                  2002, between American and the Loan Trustee, relating to N395AN.

(15)(c)           Form of Series 2002-1 Equipment Notes relating to N395AN.

(16)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223 aircraft bearing United States registration number N785AN ("N785AN").

(16)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N785AN.

(16)(c)           Form of Series 2002-1 Equipment Notes relating to N785AN.

(17)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223 aircraft bearing United States registration number N786AN ("N786AN").

(17)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N786AN.

(17)(c)           Form of Series 2002-1 Equipment Notes relating to N786AN.

(18)(a) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and State Street, relating to one Boeing 777-223 aircraft bearing United States registration number N795AN ("N795AN").

(18)(b) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N795AN.

(18)(c)           Form of Series 2002-1 Equipment Notes relating to N795AN.